Exhibit 10.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Registration No. 333-13772) of our report dated April 21, 2006 relating to the financial statements and financial statements schedule of Satyam Computer Services Limited, which appears in this Annual Report on Form 20-F dated April 28, 2006.
Price Waterhouse
Secunderabad, India
April 28, 2006